                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                  WELLS REAL ESTATE INVESTMENT TRUST, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


     (2) Form, Schedule or Registration Statement No.:


     (3) Filing Party:


     (4) Date Filed:

WELLS REAL ESTATE INVESTMENT TRUST, INC.
Notice of Annual Meeting of Stockholders
To Be Held June 27, 2001


Dear Stockholder:

On Wednesday, June 27, 2001, Wells Real Estate Investment Trust, Inc. (Wells
REIT), a Maryland corporation, will hold its 2001 annual meeting of stockholders at The Atlanta Athletic Club, 123 Bobby Jones Drive, Duluth, Georgia 30097. The meeting will begin at 10:00 a.m. eastern daylight time.

We are holding this meeting to:

     1. Elect nine directors to hold office for one year terms expiring in 2002;
     2.  Approve the appointment of our independent auditors; and
     3.  Attend to other business properly presented at the meeting.

Your board of directors has selected April 15, 2001 as the record date for determining stockholders entitled to vote at the meeting.

This proxy statement, proxy card and our 2000 annual report to stockholders are being mailed on or about May 15, 2001.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Leo F. Wells, III
                                      ----------------------------------
                                      Leo F. Wells, III
                                      Chairman
Atlanta, Georgia
May 15, 2001

================================================================================

                                PROXY STATEMENT

                              DATED MAY 15, 2001

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS                                          1

CERTAIN INFORMATION ABOUT THE COMPANY'S MANAGEMENT             4

EXECUTIVE COMPENSATION                                        10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                10

STOCK OWNERSHIP                                               12

PROPOSALS YOU MAY VOTE ON                                     13

STOCKHOLDER PROPOSALS                                         15

OTHER MATTERS                                                 15

AUDIT COMMITTEE CHARTER                               APPENDIX A

PROXY CARD                                            APPENDIX B

================================================================================

                             QUESTIONS AND ANSWERS

   We are providing you with this proxy statement, which contains information about the items to be voted upon at our annual stockholders meeting. To make this information easier to understand, we have presented some of the information below in a question and answer format.

--------------------------------------------------------------------------------

Q: Why did you send me this proxy statement?

A: We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the annual stockholders meeting. This proxy statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (SEC) and which is designed to assist you in voting.

--------------------------------------------------------------------------------

Q: What is a proxy?

A: A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term "proxy" also refers to the proxy card. When you return the enclosed proxy card, you are giving us your permission to vote your shares of common stock at the annual meeting. The people who will vote your shares of common stock at the annual meeting are Leo F. Wells, III or Douglas P. Williams. They will vote your shares of common stock as you instruct, unless you return the proxy card and give no instructions. In this case, they will vote FOR all of the director nominees and FOR the other proposals to be voted upon. They will not vote your shares of common stock if you do not return the enclosed proxy card. This is why it is important for you to return the proxy card to us as soon as possible if you do not plan on attending the meeting.

--------------------------------------------------------------------------------

Q: When is the annual meeting and where will it be held?

A: The annual meeting will be held on Wednesday, June 27, 2001, at 10:00 a.m. at The Atlanta Athletic Club, 123 Bobby Jones Drive, Duluth, Georgia 30097.

--------------------------------------------------------------------------------

Q: What may I vote on?

A: You may vote on the following proposals:

   (1)   The election of nominees to serve on the board of directors; and
   (2) The approval of the appointment of Arthur Andersen LLP as our independent auditors for the fiscal year ending December 31, 2001.

--------------------------------------------------------------------------------

Q: How does the board of directors recommend I vote on the proposals?

A: The board of directors recommends a vote FOR each of the nominees for election as director and for the other proposal.

--------------------------------------------------------------------------------

Q: Who is entitled to vote?

A: Anyone who owned our common stock at the close of business on April 15, 2001, the record date, is entitled to vote at the annual meeting.

--------------------------------------------------------------------------------
Q: How do I vote?

A: You may vote your shares of common stock either in person or by proxy.
   Whether you plan to attend the meeting and vote in person or not, we urge you to complete the enclosed proxy card and return it promptly in the enclosed envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares of common stock will be voted FOR the nominees for director and FOR the other proposal to be voted upon at the annual meeting.

--------------------------------------------------------------------------------

Q: What if I return my proxy card and then change my mind?

A: You have the right to revoke your proxy at any time before the meeting by:

   (1)  notifying Douglas P. Williams, our Secretary;
   (2)  attending the meeting and voting in person; or
   (3) returning another proxy card before the annual meeting date that is dated after the first proxy card.

--------------------------------------------------------------------------------

Q: How many shares of common stock can vote?

A: As of April 15, 2001, 38,812,061 shares of our common stock were issued and outstanding. Every stockholder is entitled to one vote for each share of common stock held.

--------------------------------------------------------------------------------

Q: What is a "quorum"?

A: A "quorum" consists of the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting. There must be a quorum for the meeting to be held, and a proposal must receive more than 50% of all votes cast at the meeting. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A WITHHELD vote is the same as an abstention. For example, if 1,000,000 shares of common stock are submitted on properly executed proxy cards, all proposals will require an affirmative vote of 500,001 shares of common stock. Even if you abstain from voting on a proposal, the proposal will still require an affirmative vote of 500,001 shares of common stock.

--------------------------------------------------------------------------------

Q: How will voting on any other business be conducted?

A: Although we do not know of any business to be considered at the annual meeting other than the election of directors and the other proposal described in this proxy statement, if any other business is properly presented at the annual meeting, your signed proxy card gives authority to Leo F. Wells, III, our President, and Douglas P. Williams, our Secretary, or either of them, to vote on such matters at their discretion.

--------------------------------------------------------------------------------

Q: When are the stockholder proposals for the next annual meeting of stockholders due?

A: All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Douglas P. Williams, Secretary, Wells Real Estate Investment Trust, Inc., 6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092, by January 15, 2002.

--------------------------------------------------------------------------------

Q: Who pays the cost of this proxy solicitation?

A: We will pay all the costs of soliciting these proxies. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

--------------------------------------------------------------------------------

Q: Is this proxy statement the only way that proxies are being solicited?

A: No. In addition to mailing proxy solicitation material, our directors and employees may also solicit proxies in person, via our website, by telephone or by any other electronic means of communication we deem appropriate.

              Certain Information About The Company's Management

Information Regarding the Board of Directors and Committees
--------------------------------------------------------------------------------

     The entire Board of Directors of Wells Real Estate Investment Trust, Inc. (the "Corporation") considers all major decisions concerning our business. However, the board has established an Audit Committee and a Compensation Committee so that these important areas can be addressed in more depth than may be possible in a full board meeting.

                              The Audit Committee

General

     The Audit Committee held its first meeting in November 1999. During the last fiscal year, the Audit Committee held three meetings. The Audit Committee members are John L. Bell, Richard W. Carpenter, Bud Carter, William H. Keogler, Jr., Donald S. Moss, Walter W. Sessoms and Neil H. Strickland. The members of the Audit Committee are all of the independent directors of the Company. The Board of Directors adopted a written charter for the Audit Committee ("Audit Committee Charter"), a copy of which is attached to the Proxy Statement as Appendix A.

     The Audit Committee's primary function is to assist the Board of Directors of the Corporation in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management of the Corporation has established, and the Corporation's audit and financial reporting process. In performing this function, the Audit Committee shall maintain free and open communications among the Board of Directors, the independent accountants and the Corporation's financial management.

     The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter.

Audit and Audit-related Fees

     The aggregate fees billed for professional services rendered by Arthur Andersen LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the same fiscal year were $62,122. Audit-related fees for the fiscal year were $37,900.

All Other Fees

     The aggregate fees billed for professional services rendered by Arthur Andersen LLP other than audit and audit-related fees for the fiscal year ended December 31, 2000, were $90,450.

     The following Report of Audit Committee to Stockholders is not "soliciting material" and is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Corporation under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Report of the Audit Committee

     Pursuant to the Audit Committee Charter adopted by the Board of Directors of the Corporation, the Audit Committee's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management of the Corporation has established, and the Corporation's audit and financial reporting process. The Audit Committee is composed of seven independent directors and met three times in fiscal year 2000. Management has the primary responsibility for the financial statements and the reporting process, including the Corporation's systems of internal controls. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the Corporation's independent auditors have more available time and information than does the Audit Committee. Accordingly, the Audit Committee's role does not provide any special assurances with regard to the Corporation's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

     In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality and the acceptability of the Corporation's financial reporting and controls.

     In addition, the Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Corporation's financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from and discussed with the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) relating to that firm's independence from the Corporation. The Audit Committee also discussed with the independent auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee also discussed with the Corporation's independent auditors the overall scope and plans for their audits. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

     In reliance on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Corporation be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                    Walter W. Sessoms (Chairman), John L. Bell,
                                    Richard W. Carpenter, Bud Carter, William H.
                                    Keogler, Jr., Donald S. Moss, Walter W.
                                    Sessoms and Neil H. Strickland

                          The Compensation Committee

     The Compensation Committee was established in September 2000. The Compensation Committee members are John L. Bell, Richard W. Carpenter, Bud Carter, William H. Keogler, Jr., Donald S. Moss, Walter W. Sessoms and Neil H. Strickland. The primary function of the Compensation Committee is to administer the granting of stock options to selected employees of Wells Capital, Inc., our advisor (Wells Capital), and Wells Management Company, Inc., our property manager (Wells Management), based upon recommendations from Wells Capital, and to set the terms and conditions of such options in accordance with the 2000 Employee Stock Option Plan. During the last fiscal year, the Compensation Committee did not hold any meetings and, accordingly, employee stock options were not issued in the fiscal year ended December 31, 2000.

                              Other Board Matters

     We do not have a standing Nominating Committee. To the extent necessary, this function is performed by the board of directors acting as a whole. The board of directors met 11 times during 2000, and of the nine members of the board, John L. Bell, Richard W. Carpenter, William H. Koegler, Jr. and Neil H. Strickland attended fewer than 75% of the meetings.

Compensation of Directors

--------------------------------------------------------------------------------

     We pay each of our independent directors $500 per month plus $125 for each board meeting he attends. In addition, we have reserved 100,000 shares of common stock for future issuance upon the exercise of stock options granted to the independent directors pursuant to our Independent Director Stock Option Plan and 500,000 shares for future issuance upon the exercise of warrants to be granted to the independent directors pursuant to our Independent Director Warrant Plan. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors. If a director also is an officer of the Wells REIT, we do not pay separate compensation for services rendered as a director.

Executive Officers and Directors

--------------------------------------------------------------------------------

     We have provided below certain information about our executive officers and nominees for election as directors.

                                                                                                    Year First
                                                                                                    Became a
Name                                             Position(s)                           Age          Director
----                                             -----------                           ---          --------
Leo F. Wells, III                President and Director (term expiring in               57            1998
                                 2001; nominee for a term expiring in 2002)
Douglas P. Williams              Executive Vice President, Treasurer,                   50            2000
                                 Secretary and Director nominee (term
                                 expiring in 2001; nominee for a term
                                 expiring in 2002)
John L. Bell                     Director (term expiring in 2001; nominee               60            1998
                                 for a term expiring in 2002)
Richard W. Carpenter             Director (term expiring in 2001; nominee               64            1998
                                 for a term expiring in 2002)

                                                                                                    Year First
                                                                                                    Became a
Name                                             Position(s)                           Age          Director
----                                             -----------                           ---          --------
Bud Carter                       Director (term expiring in 2001; nominee               62            1998
                                 for a term expiring in 2002)
William H. Keogler, Jr.          Director (term expiring in 2001; nominee               55            1998
                                 for a term expiring in 2002)
Donald S. Moss                   Director (term expiring in 2001; nominee               65            1998
                                 for a term expiring in 2002)
Walter W. Sessoms                Director (term expiring in 2001; nominee               67            1998
                                 for a term expiring in 2002)
Neil H. Strickland               Director (term expiring in 2001; nominee               65            1998
                                 for a term expiring in 2002)

     Leo F. Wells, III is the President and a director of the Wells REIT and the President, Treasurer and sole director of Wells Capital, Inc. ("Wells Capital"), our advisor. He is also the sole shareholder and sole director of Wells Real Estate Funds, Inc., the parent corporation of Wells Capital. Mr. Wells is President of Wells & Associates, Inc., a real estate brokerage and investment company formed in 1976 and incorporated in 1978, for which he serves as principal broker. He is also the President, Treasurer and sole director of:

     .  Wells Management Company, Inc., our property manager;
     .  Wells Investment Securities, Inc., our dealer manager;
     . Wells Advisors, Inc., a company he organized in 1991 to act as a non-bank custodian for IRAs; and
     . Wells Development Corporation, a company he organized in 1997 to develop real properties.

     Mr. Wells was a real estate salesman and property manager from 1970 to 1973 for Roy D. Warren & Company, an Atlanta-based real estate company, and he was associated from 1973 to 1976 with Sax Gaskin Real Estate Company, during which time he became a Life Member of the Atlanta Board of Realtors Million Dollar Club. From 1980 to February 1985 he served as Vice President of Hill-Johnson, Inc., a Georgia corporation engaged in the construction business. Mr. Wells holds a Bachelor of Business Administration degree in economics from the University of Georgia. Mr. Wells is a member of the International Association for Financial Planning (IAFP) and a registered NASD principal.

     Mr. Wells has over 27 years of experience in real estate sales, management and brokerage services. In addition to being the President and a director of the Wells REIT, he is currently a co-general partner in a total of 26 real estate limited partnerships formed for the purpose of acquiring, developing and operating office buildings and other commercial properties. As of December 31, 2000, these 26 real estate limited partnerships represented investments totaling approximately $317,930,000 from approximately 27,160 investors.

     Douglas P. Williams is the Executive Vice President, Secretary, Treasurer and a director of the Wells REIT. He is also a Senior Vice President of Wells Capital, our advisor, and is also a Vice President of:

     .  Wells Investment Securities, Inc., our dealer manager;
     .  Wells Real Estate Funds, Inc.; and
     .  Wells Advisors, Inc.

     Mr. Williams previously served as Vice President, Controller of OneSource, Inc., a leading supplier of janitorial and landscape services, from 1996 to 1999 where he was responsible for corporate-wide accounting activities and financial analysis. Mr. Williams was employed by ECC International Inc. ("ECC"), a supplier to the paper industry and to the paint, rubber and plastic industries, from 1982 to 1995. While at ECC, Mr. Williams served in a number of key accounting positions, including Corporate Accounting Manager, U.S. Operations, Division Controller, Americas Region and Corporate Controller, America/Pacific Division. Prior to joining ECC and for one year after leaving ECC, Mr. Williams was employed by Lithonia Lighting, a manufacturer of lighting fixtures, as a Cost and General Accounting Manager and Director of Planning and Control. Mr. Williams started his professional career as an auditor for KPMG Peat Marwick LLP.

     Mr. Williams is a member of the American Institute of Certified Public Accountants and the Georgia Society of Certified Public Accountants. Mr. Williams received a bachelor of arts degree from Dartmouth College and a Masters of Business Administration degree from the Amos Tuck School of Graduate Business Administration at Dartmouth College.

     John L. Bell was the owner and Chairman of Bell-Mann, Inc., the largest commercial flooring contractor in the Southeast from February 1971 to February 1996. Mr. Bell also served on the Board of Directors of Realty South Investors, a REIT traded on the American Stock Exchange, and was the founder and served as a director of both the Chattahoochee Bank and the Buckhead Bank. In 1997, Mr. Bell initiated and implemented a "Dealer Acquisition Plan" for Shaw Industries, Inc., a floor covering manufacturer and distributor, which plan included the acquisition of Bell-Mann.

     Mr. Bell currently serves on the Board of Directors of Electronic Commerce Systems, Inc. and the Cullasaja Club of Highlands, North Carolina. Mr. Bell is also extensively involved in buying and selling real estate both individually and in partnership with others. Mr. Bell graduated from Florida State University majoring in accounting and marketing.

     Richard W. Carpenter served as General Vice President of Real Estate Finance of The Citizens and Southern National Bank from 1975 to 1979, during which time his duties included the establishment and supervision of the United Kingdom Pension Fund, U.K.-American Properties, Inc. which was established primarily for investment in commercial real estate within the United States.

     Mr. Carpenter is currently President and director of Realmark Holdings Corp., a residential and commercial real estate developer, and has served in that position since October 1983. Mr. Carpenter is also a managing partner of Carpenter Properties, L.P., a real estate limited partnership. He is also President and director of Commonwealth Oil Refining Company, Inc., a position he has held since 1984.

     Mr. Carpenter previously served as Vice Chairman of the Board of Directors of both First Liberty Financial Corp. and Liberty Savings Bank, F.S.B. and Chairman of the Audit Committee of First Liberty Financial Corp. He has been a member of The National Association of Real Estate Investment Trusts and served as President and Chairman of the Board of Southmark Properties, an Atlanta-based REIT investing in commercial properties. Mr. Carpenter is a past Chairman of the American Bankers Association Housing and Real Estate Finance Division Executive Committee. Mr. Carpenter holds a Bachelor of Science degree from Florida State University, where he was named the outstanding alumnus of the School of Business in 1973.

     Bud Carter was an award-winning broadcast news director and anchorman for several radio and television stations in the Midwest for over 20 years. From 1975 to 1980, Mr. Carter served as General Manager of WTAZ-FM, a radio station in Peoria, Illinois and served as editor and publisher of The Peoria Press, a weekly business and political journal in Peoria, Illinois. From 1981 until 1989, Mr. Carter was also an owner and General Manager of Transitions, Inc., a corporate outplacement company in Atlanta, Georgia.

     Mr. Carter currently serves as Senior Vice President for The Executive Committee, a 43-year old international organization established to aid presidents and CEOs to share ideas on ways to improve the management and profitability of their respective companies. The Executive Committee operates in numerous large cities throughout the United States, Canada, Australia, France, Italy, Malaysia, Brazil, the United Kingdom and Japan. The Executive Committee has more than 7,000 presidents and CEOs who are members. In addition, Mr. Carter was the first Chairman of the organization recruited in Atlanta and still serves as Chairman of the first two groups formed in Atlanta, each comprised of 14 noncompeting CEOs and presidents. Mr. Carter is a graduate of the University of Missouri where he earned degrees in journalism and social psychology.

     William H. Keogler, Jr. was employed by Brooke Bond Foods, Inc. as a Sales Manager from June 1965 to September 1968. From July 1968 to December 1974, Mr. Keogler was employed by Kidder Peabody & Company, Inc. and Dupont, Glore, Forgan as a corporate bond salesman responsible for managing the industrial corporate bond desk and the utility bond area. From December 1974 to July 1982, Mr. Keogler was employed by Robinson-Humphrey, Inc. as the Director of Fixed Income Trading Departments responsible for all municipal bond trading and municipal research, corporate and government bond trading, unit trusts and SBA/FHA loans, as well as the oversight of the publishing of the Robinson-Humphrey Southeast Unit Trust, a quarterly newsletter. Mr. Keogler was elected to the Board of Directors of Robinson-Humphrey, Inc. in 1982. From July 1982 to October 1984, Mr. Keogler was Executive Vice President, Chief Operating Officer, Chairman of the Executive Investment Committee and member of the Board of Directors and Chairman of the MFA Advisory Board for the Financial Service Corporation. He was responsible for the creation of a full service trading department specializing in general securities with emphasis on municipal bonds and municipal trusts. Under his leadership, Financial Service Corporation grew to over 1,000 registered representatives and over 650 branch offices. In March 1985, Mr. Keogler founded Keogler, Morgan & Company, Inc., a full service brokerage firm, and Keogler Investment Advisory, Inc., in which he served as Chairman of the Board of Directors, President and Chief Executive Officer. In January 1997, both companies were sold to SunAmerica, Inc., a publicly traded New York Stock Exchange company. Mr. Keogler continued to serve as President and Chief Executive Officer of these companies until his retirement in January 1998.

     Mr. Keogler serves on the Board of Trustees of Senior Citizens Services of Atlanta. He graduated from Adelphi University in New York where he earned a degree in psychology.

     Donald S. Moss was employed by Avon Products, Inc. from 1957 until his retirement in 1986. While at Avon, Mr. Moss served in a number of key positions, including Vice President and Controller from 1973 to 1976, Group Vice President of Operations-Worldwide from 1976 to 1979, Group Vice President of Sales-Worldwide from 1979 to 1980, Senior Vice President-International from 1980 to 1983 and Group Vice President-Human Resources and Administration from 1983 until his retirement in 1986. Mr. Moss was also a member of the board of directors of Avon Canada, Avon Japan, Avon Thailand, and Avon Malaysia from 1980-1983.

     Mr. Moss is currently the President and a director of The Atlanta Athletic Club. He formerly was the National Treasurer and a director of the Girls Clubs of America from 1973 to 1976. Mr. Moss graduated from the University of Illinois where he received a degree in business.

     Walter W. Sessoms was employed by Southern Bell and its successor company, BellSouth, from 1956 until his retirement in June 1997. While at BellSouth, Mr. Sessoms served in a number of key positions, including Vice President-Residence for the State of Georgia from June 1979 to July 1981, Vice President-Transitional Planning Officer from July 1981 to February 1982, Vice President-Georgia from February 1982 to June 1989, Senior Vice President-Regulatory and External Affairs from June 1989 to November 1991, and Group President-Services from December 1991 until his retirement on June 30, 1997.

     Mr. Sessoms currently serves as a director of the Georgia Chamber of Commerce for which he is a past Chairman of the Board, the Atlanta Civic Enterprises and the Salvation Army's Board of Visitors of the Southeast Region. Mr. Sessoms is also a past executive advisory council member for the University of Georgia College of Business Administration and past member of the executive committee of the Atlanta Chamber of Commerce. Mr. Sessoms is a graduate of Wofford College where he earned a degree in economics and business administration. Mr. Sessoms is currently Vice Chairman of the Wofford College Board of Trustees. He is a member of the Governor's Education Reform Commission. In addition, Mr. Sessoms is a member of the Board of Trustees of the Southern Center for International Studies and is President of the Atlanta Rotary Club.

     Neil H. Strickland was employed by Loyalty Group Insurance (which subsequently merged with America Fore Loyalty Group and is now known as The Continental Group) as an automobile insurance underwriter. From 1957 to 1961, Mr. Strickland served as Assistant Supervisor of the Casualty Large Lines Retrospective Rating Department. From 1961 to 1964, Mr. Strickland served as Branch Manager of Wolverine Insurance Company, a full service property and casualty service company, where he had full responsibility for underwriting of insurance and office administration in the State of Georgia. In 1964, Mr. Strickland and a non-active partner started Superior Insurance Service, Inc., a property and casualty wholesale general insurance agency. Mr. Strickland served as President and was responsible for the underwriting and all other operations of the agency. In 1967, Mr. Strickland sold his interest in Superior Insurance Service, Inc. and started Strickland General Agency, Inc., a property and casualty general insurance agency concentrating on commercial customers. Mr. Strickland is currently the Senior Operation Executive of Strickland General Agency, Inc. and devotes most of his time to long-term planning, policy development and senior administration.

     Mr. Strickland is a past President of the Norcross Kiwanis Club and served as both Vice President and President of the Georgia Surplus Lines Association. He also served as President and a director of the National Association of Professional Surplus Lines Offices. Mr. Strickland currently serves as a director of First Capital Bank, a community bank located in the State of Georgia. Mr. Strickland attended Georgia State University where he majored in business administration. He received his L.L.B. degree from Atlanta Law School.

                            EXECUTIVE COMPENSATION

     Our executive officers do not receive compensation directly from us for services rendered to us. Both of our officers are also officers of Wells Capital, our advisor, and its affiliates and are compensated by these entities, in part, for their services to us. Please see the discussion of the fees paid to the advisor and its affiliates contained in the "Certain Relationships and Related Transactions" section below.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Ownership of Advisor in Wells Operating Partnership, L.P.

     Wells Capital currently owns 20,000 limited partnership units of Wells OP, our operating partnership, for which it contributed $200,000 and which constitutes 100% of the limited partner units outstanding at this time. Wells Capital may not sell any of these units during the period it serves as our advisor. Wells Capital, also owns 100 shares of common stock of the Wells REIT, which it acquired upon the initial formation of the Wells REIT. Any resale of the shares that Wells Capital currently owns and the resale of any shares which may be acquired by our affiliates are subject to the provisions of Rule 144 promulgated under the Securities Act of 1933, which rule limits the number of shares that may be sold at any one time and the manner of such resale. Although Wells Capital and its affiliates are not prohibited from acquiring additional shares, Wells Capital has no options or warrants to acquire any additional shares and has no current plans to acquire additional shares. Wells Capital has agreed to abstain from voting any shares it now owns or hereafter acquires in any vote for the election of directors or any vote regarding the approval or termination of any contract with Wells Capital or any of its affiliates.

Compensation to Advisor and its Affiliates

     Our executive officers, Leo F. Wells, III and Douglas P. Williams, are also executive officers of Wells Capital, our advisor, which is a wholly owned subsidiary of Wells Real Estate Funds, Inc. Mr. Wells is the sole director of Wells Capital and the sole shareholder and the sole director of Wells Real Estate Funds, Inc. In addition, Mr. Wells is an executive officer and the sole director of Wells Investment Securities, Inc., the dealer manager of our offering of shares of common stock, and Wells Management Company, Inc., our property manager, both of which are also wholly owned subsidiaries of Wells Real Estate Funds, Inc.

     Administration of our day-to-day operations is provided by Wells Capital pursuant to the terms of an advisory agreement. Wells Capital also serves as our consultant in connection with policy decisions to be made by our board of directors and renders such other services as the board of directors deems appropriate. Wells Capital also bears the expense of providing executive personnel and office space to us. Wells Capital is at all times subject to the supervision of our board of directors and only has such authority as we may delegate to it as our agent.

     Wells Capital is entitled to receive acquisition fees equal to 3.0% of gross offering proceeds for services in identifying the properties and structuring the terms of the acquisition and leasing of the properties, as well as the terms of any mortgage loans. In addition, Wells Capital is entitled to reimbursement of acquisition expenses equal to 0.5% of gross offering proceeds. For the year ended December 31, 2000, we paid $6,264,101 in acquisition fees and expenses to Wells Capital.

     Wells Capital also is entitled to reimbursement of up to 3.0% of gross offering proceeds for organization and offering expenses, including legal, accounting, printing and other accountable offering expenses. For the year ended December 31, 2000, we paid $5,369,228 to Wells Capital as reimbursement for organization and offering expenses expended by Wells Capital on our behalf.

     We also reimburse Wells Capital for certain administrative and operating expenses relating to administration of our business on an on-going basis. Pursuant to the advisory agreement, we may not make reimbursements for administrative and operating expenses in excess of the greater of 2.0% of average invested assets or 25.0% of net income for such year. For the year ended December 31, 2000, we made administrative and operating expense reimbursements to Wells Capital totaling $219,988. We believe that all amounts paid to our affiliates are fair and reasonable and are comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

     Wells Investment Securities, Inc. is entitled to receive selling commissions amounting to 7.0% of gross offering proceeds for services in connection with the offering of shares, a substantial portion of which has been or will be paid as commissions to other broker-dealers participating in the offering of our shares. In addition, Wells Investment Securities, Inc. is entitled to receive a marketing support and due diligence expense reimbursement equal to 2.5% of gross offering proceeds, a portion of which may be reallowed to participating broker-dealers. For the year ended December 31, 2000, we paid to Wells Investment Securities, Inc. $4,474,356 in commissions and marketing and due diligence expense reimbursements, of which approximately $3,185,413 was reallowed by Wells Investment Securities, Inc. to other participating broker-dealers.

     We pay Wells Management property management and leasing fees not exceeding the lesser of: (A) 4.5% of gross revenues, or (B) 0.6% of the net asset value of the properties (excluding vacant properties) owned by the Wells REIT, calculated on an annual basis. For purposes of this calculation, net asset value is defined as the excess of (1) the aggregate of the fair market value of all properties owned by the Wells REIT (excluding vacant properties), over (2) the aggregate outstanding debt of the Wells REIT (excluding debts having maturities of one year or less). In addition, we may pay Wells Management a separate fee for the one-time initial rent-up or leasing-up of newly constructed properties in an amount not to exceed the fee customarily charged in arm's length transactions by others rendering similar services in the same geographic area for similar properties as determined by a survey of brokers and agents in such area (customarily equal to the first month's rent). For the year ended December 31, 2000, we paid to Wells Management $1,111,748 in property management and leasing fees.

                                STOCK OWNERSHIP

     The following table shows, as of April 15, 2001, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group.

--------------------------------------------------------------------------------------------------------
                                                                     Shares Beneficially Owned
--------------------------------------------------------------------------------------------------------
                                                                     Shares             Percentage
--------------------------------------------------------------------------------------------------------
Name and Address of Beneficial Owner
--------------------------------------------------------------------------------------------------------
Leo F. Wells, III/(1)/                                                        444                     *
6200 The Corners Parkway, Suite 250
Norcross, GA 30092
--------------------------------------------------------------------------------------------------------
Douglas P. Williams/(1)/                                                      100                     *
6200 The Corners Parkway, Suite 250
Norcross, GA 30092
--------------------------------------------------------------------------------------------------------
John L. Bell                                                                1,000                     *
800 Mt. Vernon Highway, Suite 230
Atlanta, GA 30328
--------------------------------------------------------------------------------------------------------
Richard W. Carpenter                                                        1,000                     *
Realmark Holdings Corporation
P.O. Box 421669 (30342)
5570 Glenridge Drive
Atlanta, GA 30342
--------------------------------------------------------------------------------------------------------
Bud Carter                                                                  3,278                     *
The Executive Committee
100 Mount Shasta Lane
Alpharetta, GA 30022-5440
--------------------------------------------------------------------------------------------------------
William H. Keogler, Jr.                                                     1,000                     *
469 Atlanta Country Club Drive
Marietta, GA 30067
--------------------------------------------------------------------------------------------------------
Donald S. Moss                                                             13,277                     *
114 Summerour Vale
Duluth, GA 30097
--------------------------------------------------------------------------------------------------------
Walter W. Sessoms                                                           3,809                     *
5995 River Chase Circle NW
Atlanta, GA 30328
--------------------------------------------------------------------------------------------------------
Neil H. Strickland                                                          1,250                     *
Strickland General Agency, Inc.
3109 Crossing Park
P.O. Box 129
Norcross, GA 30091
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                     Shares Beneficially Owned
--------------------------------------------------------------------------------------------------------
                                                                     Shares             Percentage
--------------------------------------------------------------------------------------------------------
Northern Trust Co., Custodian for                                     2,350,302                6.06%
Wayne County Employees'
Retirement System
Attn: Laura Santiago
P.O. Box 92996
Chicago, IL 60675
--------------------------------------------------------------------------------------------------------
Police & Fireman Retirement System                                    2,083,333                5.37%
City of Detroit
Attn: Ronald J. Stempin
908 Coleman A. Young Municipal Center
Detroit, MI 48226
--------------------------------------------------------------------------------------------------------
All directors and executive officers                                    25,158                     *
as a group/(1)/
--------------------------------------------------------------------------------------------------------

*      Less than 1% of the outstanding common stock.

/(1)/ Includes 100 shares owned by Wells Capital, which is a wholly-owned subsidiary of Wells Real Estate Funds, Inc. Messrs. Wells and Williams are both control persons of Wells Capital, and Mr. Wells is a control person of Wells Real Estate Funds, Inc. Mr. Williams disclaims beneficial ownership of the shares owned by Wells Capital.

Section 16(a) Beneficial Ownership Reporting Compliance

--------------------------------------------------------------------------------

     Under U.S. securities laws, directors, certain executive officers and certain persons holding more than 10% of our common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports, and we are required to identify in this proxy statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the Securities and Exchange Commission and written representations of our directors and executive officers, we believe all persons subject to these reporting requirements filed the required reports on a timely basis in 2000.

                           PROPOSALS YOU MAY VOTE ON

Proposal 1.  Election of Directors

--------------------------------------------------------------------------------

     At the annual meeting, you and the other stockholders will elect all nine members of our board of directors. Those persons elected will serve as directors until the 2002 annual meeting or until they are otherwise removed from the board. The board of directors has nominated the following people for election:

     .    Leo F. Wells, III
     .    Douglas P. Williams
     .    John L. Bell
     .    Richard W. Carpenter
     .    Bud Carter
     .    William H. Keogler, Jr.
     .    Donald S. Moss
     .    Walter W. Sessoms
     .    Neil H. Strickland

     Each of the nominees for director is a current member of the board of directors. Detailed information on each nominee is provided on pages 6 through 10.

     If you return a properly executed proxy card, unless you direct them to withhold your votes, the individuals named as proxies will vote your shares of common stock FOR the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for election, the board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required; Recommendation

--------------------------------------------------------------------------------

     Each of the nine nominees for election as a director will be elected at the annual meeting by a plurality of all the votes cast at the meeting, meaning that the nine nominees for director who receive the most votes will be elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. In an uncontested election for directors, the plurality requirement is not a factor. Your board of directors unanimously recommends a vote FOR each of the nominees for election as director.

Proposal 2.  Approval of the Appointment of Arthur Andersen LLP as Independent
             Auditors

-------------------------------------------------------------------------------

     The board of directors has approved the appointment of Arthur Andersen LLP as our independent auditors for the year 2001. Arthur Andersen LLP has served as independent auditors of Well Capital, our advisor, and its affiliates since 1995. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of Arthur Andersen LLP will attend the annual stockholders meeting to answer appropriate questions.

     Audit services provided by Arthur Andersen LLP during 2000 included an audit of our financial statements, audits of financial statements for certain properties we acquired during 2000 and a review of our Annual Report and certain other filings with the Securities and Exchange Commission and certain other governmental agencies.

     The board of directors believes that Arthur Andersen LLP is knowledgeable about our operations and accounting practices and is well qualified to act as our principal independent auditors. Therefore, the board of directors has selected Arthur Andersen LLP to act as the principal independent auditors to examine our financial statements during 2001.

Vote Required; Recommendation

--------------------------------------------------------------------------------

     The affirmative vote of a majority of all the votes cast at the annual meeting is required for approval. Neither abstentions nor broker non-votes are counted in determining whether this proposal has been approved. Your board of directors unanimously recommends a vote FOR this proposal.

                             STOCKHOLDER PROPOSALS

     Stockholders interested in presenting a proposal for consideration at our annual meeting of stockholders in 2002 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and our Articles of Incorporation and Bylaws. To be eligible for inclusion, stockholder proposals must be received by Douglas P. Williams, our Secretary, no later than January 15, 2002.

                                 OTHER MATTERS

     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                                  APPENDIX A

                            AUDIT COMMITTEE CHARTER
                                      OF
                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


I.   PURPOSE

     The Audit Committee's primary function is to assist the Board of Directors of Wells Real Estate Investment Trust, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls which management of the Corporation has established, and the Corporation's audit and financial reporting process. In performing this function, the Audit Committee shall maintain free and open communications among the Board of Directors, the independent accountants and the Corporation's financial management.

     The independent accountants' ultimate responsibility is to the Board of Directors and the Audit Committee, as representatives of the stockholders. The Board and the Audit Committee have the ultimate authority to select, evaluate and, where appropriate, replace the independent accountants.

     The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall initially be comprised of seven independent directors.

     All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

III. MEETINGS

     The Audit Committee shall meet on a regular basis no less frequently than three times a year and shall hold special meetings as circumstances require.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfil its responsibilities and duties, the Audit Committee shall:

     1. Review this Charter at least annually and recommend any changes to the Board of Directors;

     2. Recommend to the Board of Directors the selection of the independent accountants and approve the fees and other compensation to be paid to the independent accountants;

     3. Meet with the independent accountants and financial management of the Corporation to review the scope of the annual audit and quarterly reviews for the current year and the procedures to be utilized and, at the conclusion of the audit, review the audit findings and any comments or recommendations of the independent accountants;

     4. Review the Corporation's annual audited financial statements and discuss such audited financial statements with management;

     5. Discuss with the independent accountants the matters required to be discussed pursuant to Statements on Auditing Standards No. 61;

     6. On an annual basis, obtain a formal written statement from the independent accountants delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard No. 1, and review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the independence of the accountants;

     7. Based upon the review and discussion of items 4 through 6 above, recommend to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for filing with the Securities and Exchange Commission;

     8. Prepare a report intended to be included in the Corporation's proxy statement on an annual basis stating whether the Audit Committee has performed the duties contained in items 4 through 7 above;

     9. Following completion of the annual audit, review separately with the independent accountants and management any significant difficulties encountered during the course of the audit;

     10. Review with the independent accountants and management the adequacy and effectiveness of the financial and accounting controls of the Corporation, and elicit any recommendations for the improvement of such internal controls;

     11. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants if or when circumstances warrant; and

     12. Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                                   APPENDIX B


                                     PROXY
                    WELLS REAL ESTATE INVESTMENT TRUST, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 27, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned stockholder hereby appoints Leo F. Wells, III or Douglas P. Williams, or either of them, as proxy and attorney-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of WELLS REAL ESTATE INVESTMENT TRUST, INC. to be held on June 27, 2001, and at any adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of annual meeting of stockholders, the proxy statement and the annual report furnished herewith.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for all of the nominees in proposal 1 and for proposal 2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.



                          (Continued on Reverse Side)

                          (Continued From Other Side)

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
 FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2, AS DESCRIBED IN THE
                                PROXY STATEMENT.

1.  Election of directors.

     [ ]  FOR all nominees listed below

     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

     Nominees: Leo F. Wells, III, Douglas P. Williams, John L. Bell, Richard W.
               Carpenter, Bud Carter, William H. Keogler, Jr., Donald S. Moss, Walter W. Sessoms and Neil H. Strickland

     Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

     ___________________________________________________________________________

2. Proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year 2001.

     [_]  FOR          [_]  AGAINST          [_]  ABSTAIN


Date:____________________                _______________________
                                         Signature

Date:____________________                _______________________
                                         Signature

                               [Insert ID Label]

Please sign exactly as name appears on this proxy. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.